Exhibit 10.3

***	Confidential treatment has been requested for the redacted portions. The Confidential Information redacted has been filed separately with the Securities and Exchange Commission.

EXECUTION COPY

GLOBAL AMENDMENT

TO THE

E*TRADE AGREEMENTS (this “Amendment”)

Reference is made to the (a) Master Services Agreement, dated April 9, 2003 (the “MSA”), by and between Broadridge Securities Processing Solutions, Inc. (formerly known as ADP Financial Information Services, Inc., “Broadridge”) and E*TRADE Group, Inc. n/k/a E*TRADE Financial Corporation (“Client” or “E*TRADE”), (b) Global Services Schedule No. 1, dated April 14, 2003 (the “GSS”), as amended, to the MSA, by and between Broadridge and Client, (c) Operations and Outsourcing Services Schedule, dated September 26, 2005 (“OOS Schedule”), to the MSA, by and between Broadridge and E*TRADE Clearing, LLC (an affiliate of Client, “E*TRADE Clearing”), (d) Proxy Agreement, dated June 1, 2001 (the “Proxy Agreement”), by and between Broadridge and E*TRADE Securities, Inc. n/k/a E*TRADE Securities LLC (an affiliate of Client, “E*TRADE Securities”), (e) Prospectus Addendum, dated June 30, 2001, as amended (the “Prospectus Addendum”), to the Proxy Agreement, between Broadridge and E*TRADE Securities, (f) PostEdge Schedule, dated April 14, 2003 (the “PostEdge Schedule”), as amended, (including (i) Amendment No. 1, dated December 1, 2003 (“PostEdge Amendment No.1”) and (ii) Amendment No. 2, dated January 11, 2005), to the MSA by and between Broadridge (services to be provided by Broadridge Investor Communication Solutions, Inc., formerly ADP Investor Communication Services, Inc., “Broadridge ICS”) and Client and (g) Statement/Confirm/Checks Schedule, dated April 14, 2003 (“Statement Schedule”), to the MSA, between Broadridge ICS and Client (collectively, the “Agreements”). This Amendment is effective as of November 19, 2013 (“Amendment Effective Date”). Unless otherwise defined herein, all terms defined in the Agreements shall have the same meanings when used herein.

NOW, THEREFORE, in consideration of the mutual covenants and conditions set forth herein, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.	Amendment to the Term of the GSS, Proxy Agreement, OOS Schedule, PostEdge Schedule and Prospectus Addendum.

The terms for the GSS, Proxy Agreement, OOS Schedule and PostEdge Schedule are hereby extended through March 31, 2019.

2.	Amendment to add Liquidated Damages Clause to the GSS, Proxy Agreement, OOS Schedule and PostEdge Schedule.

Commencing as of March 31, 2016, Client shall pay the fees set forth in Exhibit 1 hereto, as liquidated damages and not as a penalty, for an early termination of the GSS, Proxy Agreement, OOS Schedule and PostEdge Schedule as such early termination may be permitted by such agreements.

3.	Amendment to ICS Services.

Any CPI increase for any ICS services under the Agreements is ***.

***	Confidential treatment has been requested for the redacted portions. The Confidential Information redacted has been filed separately with the Securities and Exchange Commission.

4.	Amendment to OOS Schedule.

The annual *** in the fees is hereby extended through ***.

5.	Amendment to the Proxy Agreement.

Beginning on ***, the Proxy Agreement is hereby amended by adding the pricing set forth in Exhibit 2 hereto.

6.	Amendment to Proxy Schedule, PostEdge Schedule and Statement Schedule.

The references to the *** discount set forth in the PostEdge Schedule and the Statement Schedule are hereby deleted in their entirety as the current pricing for these services already reflects such discount. The new pricing for the PostEdge Schedule and the Statement Schedule Pricing is set forth in Exhibit 3 hereto. For the avoidance of doubt, the pricing in Exhibit 3 is effective as of April 1, 2013.

7.	Amendment to the Agreements.

The following provisions shall be added to and shall supersede any conflicting provisions in the Agreements. References to Broadridge shall mean the applicable Broadridge entity for the applicable agreement, and references to E*TRADE or Client shall mean the applicable E*TRADE entity for the applicable agreement. For the avoidance of doubt, similar provisions in the Agreements which protect Broadridge’s Confidential Information and audit rights shall continue in full force and effect and shall not be superseded by the terms of this Amendment.

A.	CONFIDENTIALITY.

To the extent necessary to perform its obligations hereunder, Client or its Affiliates may disclose E*TRADE Information (as defined below) to Broadridge. Such disclosure, as well as any subsequent use, of E*TRADE Information shall only be made for the sole purpose of performance under this Schedule and in conformance with applicable law. The term “E*TRADE Information” shall include ***. E*TRADE Information shall include ***. Broadridge on behalf of itself, its employees, officers, directors, Affiliates, contractors, and agents (“Representatives”), hereby agrees that E*TRADE Information made available to it will not be disclosed or made available to any third party, agent or employee for any reason whatsoever, other than with respect to: (a) its Representatives on a “need to know” basis in order for Broadridge to perform its obligations under this Schedule, provided that such Representatives have been made aware of the confidential nature of the E*TRADE Information and Broadridge shall be fully responsible for any breach of this section by any of its Representatives, and (b) as required by law or as otherwise permitted by the Agreement, this Schedule or the GLB Act regarding ‘Privacy’ of E*TRADE Information, either during the term of this Schedule or after the termination of this Schedule, provided that, prior to any disclosure of E*TRADE Information as required by law, Broadridge shall (i) not disclose any such information until it has notified Client in writing (to the extent permitted by law) of all actual or threatened legal compulsion of disclosure, and any actual legal obligation of disclosure promptly upon becoming so obligated (to the extent permitted by law), and (ii) cooperate (at Client’s expense) to the fullest extent possible with all lawful efforts

***	Confidential treatment has been requested for the redacted portions. The Confidential Information redacted has been filed separately with the Securities and Exchange Commission.

by Client to resist, limit or delay disclosure. Notwithstanding the foregoing, E*TRADE Information shall also be considered Client Confidential Information as defined in the Agreement.

Broadridge shall notify Client promptly of any known or suspected unauthorized use, disclosure, acquisition, modification, or destruction of E*TRADE Information, unauthorized access to E*TRADE Information, or loss of E*TRADE Information (each, a “Security Breach”). Broadridge shall investigate each Security Breach, provide Client with a detailed written statement describing the circumstances surrounding each Security Breach, and provide and promptly implement a remediation plan, acceptable to Client, to address the Security Breach and prevent any further incidents. To the extent the Security Breach is a direct result of Broadridge’s actions, Broadridge will at its expense send notifications to affected individuals if requested by Client in writing. Broadridge shall also promptly notify Client of any known or suspected attempts to commit a Security Breach.

B.	REGULATORY.

B.1 At E*TRADE locations, Broadridge shall use its commercially reasonable efforts to ensure that Broadridge employees, subcontractors, contractors, consultants or other similar third parties or personnel under the control of Broadridge (collectively, “Broadridge Personnel”), will comply with all E*TRADE policies and procedures, including, but not limited to, security procedures, information security requirements, rules, regulations, policies, holiday and similar schedules (“E*TRADE Policies”) which have been provided to Broadridge and the Broadridge Personnel in writing. Such E*TRADE Policies are subject to change at E*TRADE’s sole discretion at anytime, but such change must be communicated in writing to Broadridge and the Broadridge Personnel. Broadridge shall use its commercially reasonable efforts to minimize any disruption to E*TRADE’s normal business operations in performing the Services.

B.2 Broadridge acknowledges that all Broadridge Personnel will comply with Broadridge’s information security policy (or if applicable, E*TRADE’s information security policy if any Broadridge Personnel is on E*TRADE’s premises, so long as such policy has been provided in writing to such Personnel). Further, Broadridge agrees that certain Broadridge Personnel, as determined by E*TRADE and Broadridge jointly, shall complete information security awareness training reasonably acceptable to E*TRADE.

B.3 Broadridge acknowledges and understands that E*TRADE (any of its parent, subsidiaries and Affiliates) is subject to examination and oversight by various federal and state regulators and governmental administrative agencies, including, without limitation, the Office of the Comptroller of the Currency, and that by entering into this Schedule with E*TRADE, Broadridge may be subject to examination and oversight by such regulators and agencies. Broadridge hereby agrees, but solely to the extent that such examination relates to the Services provided by Broadridge to E*TRADE hereunder, to submit to and reasonably cooperate in any such examination, at E*TRADE’s expense, and oversight proceeding or in E*TRADE’s efforts to respond to any audit, inquiry or review, whether formal or informal, which may include, but may not be limited to, granting E*TRADE or federal or state regulatory authorities access to Broadridge’s: (i) overviews of its disaster recovery and business continuity plans; (ii) disaster

***	Confidential treatment has been requested for the redacted portions. The Confidential Information redacted has been filed separately with the Securities and Exchange Commission.

recovery test results; (iii) an overview of Broadridge’s information security program, (iv) books and records; and (v) facilities, systems, and equipment on supervised visits and without actual access to Broadridge’s systems.

C.	SECURITY.

C.1 Broadridge shall implement and maintain a comprehensive written information security program (“Information Security Program”), which shall include measures, including the establishment and maintenance of commercially reasonable policies, procedures and technical, physical, and administrative safeguards, to (i) ensure the security and confidentiality of the E*TRADE Information, (ii) protect against any foreseeable threats or hazards to the security or integrity of E*TRADE Information, (iii) protect against unauthorized access to or use of such information, and (iv) ensure commercially reasonable disposal of the E*TRADE Information. Without limiting the generality of the foregoing, the Information Security Program shall provide for (i) continual assessment and re-assessment of the risks to the security of E*TRADE Information acquired or maintained by Broadridge and its agents and contractors in connection with the Services, including but not limited to (1) identification of internal and external threats that could result in unauthorized disclosure, alteration or destruction of E*TRADE Information and systems used by Broadridge and its agents and contractors, (2) assessment of the likelihood and potential damage of such threats, taking into account the sensitivity of such E*TRADE Information, and (3) assessment of the sufficiency of policies, procedures, information systems of Broadridge and its agents and contractors, and other arrangements in place, to control risks; and (ii) commercially reasonable protection against such risks. Broadridge shall, and shall use its commercially reasonable efforts to require its agents and subcontractors to, regularly test key controls, systems and procedures relating to the Information Security Program. The frequency and nature of such tests shall be determined by Broadridge’s risk assessment. Broadridge shall provide E*TRADE with the results of all such tests. Further, Broadridge shall provide E*TRADE with information about the Information Security Program as reasonably requested by E*TRADE in writing, and provide E*TRADE advance notice of material changes to the Information Security Program (to the extent practicable). Broadridge shall comply with its Information Security Program. Broadridge certifies that its Information Security Program is and shall be in compliance with: (i) 201 CMR 17.00 et seq., as currently promulgated, and (ii) the safeguards for protection of E*TRADE Information and information of a similar character set forth by any federal or State laws or regulations by which the E*TRADE may be regulated, as currently promulgated, to the extent applicable to Broadridge. Broadridge shall deliver separate certifications of such compliance upon E*TRADE’s reasonable written request. Further, Broadridge agrees to handle E*TRADE Information in accordance with commercially reasonable practices.

C.2 If there is a reasonable likelihood that, in the course of performing the Services, Broadridge may become aware of activities, patterns of activity, or practices that indicate the possible existence of identity theft (as defined by regulations of the Federal Trade Commission), Broadridge will implement commercially reasonable measures, including the establishment and maintenance of policies and procedures, to detect such activities, patterns or practices, notify E*TRADE upon such detection, and respond to such activities, patterns or practices. In addition,

***	Confidential treatment has been requested for the redacted portions. The Confidential Information redacted has been filed separately with the Securities and Exchange Commission.

if Broadridge does become aware of activities, patterns of activity, or practices indicating the possible existence of identity theft, Broadridge will promptly notify E*TRADE, and will take reasonable measures to assist E*TRADE in implementing an appropriate response.

D.	AUDIT.

D.1. To ensure that Broadridge’s financial conditions and internal and security controls are adequate to support its continued operations and performance of Services under the Agreement and this Schedule, E*TRADE or its designee (which may include outside auditing firms retained by E*TRADE) shall have, in its sole discretion, the right to conduct once per year (or more than once per year to the extent specifically required by law or regulation in connection with a specific issue), an on-site review at the premises at which the Services or any part thereof, are performed, during normal business hours and upon at least fifteen (15) days prior written notice to Broadridge.

D.2. The on-site review shall include, but not be limited to (i) interviewing key personnel of Broadridge, its Affiliates, its subcontractors and third party contractors (to the extent permitted by Broadridge’s agreements with such parties), (ii) inspecting Broadridge’s documentation regarding policy and procedures, internal controls, Business Continuity Plan (“BCP”), and Disaster Recovery Plan (“DRP”), (iii) reviewing, while supervised, physical access to the data centers where E*TRADE Information is stored, (iv) inspecting, while supervised, logical access to the systems where the E*TRADE Information is processed including a review of batch processing, on-line processing, telecommunications, network devices, remote access, operating systems, change management, web applications and database management systems pertinent to this Schedule, and (v) providing access to all books and records, in whatever form maintained, relating to the provision of the Services. Such records shall include all audits, test results, and other evaluations relevant to compliance that have been conducted by Broadridge or third parties (to the extent permitted to be disclosed to clients by such third parties). E*TRADE may periodically submit to Broadridge a written request for Broadridge to provide to E*TRADE its industry standard BITS Questionnaire.

D.3. Broadridge agrees to deliver to E*TRADE, within 30 days of receipt of written request from E*TRADE, the most current SSAE16 report, to the extent it covers the Services. Broadridge agrees to respond to E*TRADE’s vendor diligence and security questionnaires as reasonably requested by E*TRADE from time to time.

8. Miscellaneous. Except as expressly amended and supplemented hereby, the Agreements shall remain in full force and effect.

In the event of any conflict between the terms and conditions of this Amendment and the terms and conditions of the Agreements, the terms and conditions of this Amendment shall prevail.

***

THIS AMENDMENT SHALL BECOME EFFECTIVE AS OF THE AMENDMENT EFFECTIVE DATE UPON SIGNATURE BY AN AUTHORIZED OFFICER OF EACH OF THE PARTIES.

***	Confidential treatment has been requested for the redacted portions. The Confidential Information redacted has been filed separately with the Securities and Exchange Commission.

BROADRIDGE SECURITIES		E*TRADE FINANCIAL CORPORATION
PROCESSING SOLUTIONS, INC.

By:	/s/ Steven Goune	By:	/s/ Matthew Audette

Name:	Steven Goune	Name:	Matthew Audette

Title:	VP, Finance	Title:	EVP & Chief Financial Officer

Date:	November 26, 2013	Date:

BROADRIDGE INVESTOR		E*TRADE SECURITIES LLC
COMMUNICATION SOLUTIONS, INC.

By:	/s/ Bob Schifellite	By:	/s/ Navtej S. Nandra

Name:	Bob Schifellite	Name:	Navtej S. Nandra

Title:	President ICS	Title:	President of E*TRADE Financial Corporation

Date:	December 5, 2013	Date:	November 26, 2013

E*TRADE CLEARING LLC

		By:	/s/ Mike Foley

		Name:	Mike Foley

		Title:	EVP & Chief Administrative Officer
of E*TRADE Financial Corporation

		Date:	November 26, 2013

***	Confidential treatment has been requested for the redacted portions. The Confidential Information redacted has been filed separately with the Securities and Exchange Commission.

Exhibit 1

Termination Clause Penalties ($ in

Millions)

	2013		2014		2015		2016		2017		2018
BPS	$	***	$	***	$	***	$	***	$	***	$	***
Ridge	$	***	$	***	$	***	$	***	$	***	$	***
Post Edge (IDS)	$	***	$	***	$	***	$	***	$	***	$	***
Proxy Services	$	***	$	***	$	***	$	***	$	***	$	***

***	Confidential treatment has been requested for the redacted portions. The Confidential Information redacted has been filed separately with the Securities and Exchange Commission.

Exhibit 2

Type of Service	Fees Paid by E*Trade to Broadridge
Interim Pieces	$	***
Interim Paper Elimination	$	***
Proxy Pieces	$	***
Proxy Paper Eliminations	$	***
Reminders	$	***
Contests	$	***

*	Under the fee structure, for issuer proxy mailings with processing counts equal to or greater than *** positions, the paper elimination unit charge is reduced by ***%

***	Confidential treatment has been requested for the redacted portions. The Confidential Information redacted has been filed separately with the Securities and Exchange Commission.

Exhibit 3

A.	New PostEdge Pricing

Images Per Month

Electronic Document Conversion and Hosting Single Ingestion	$	*	**/image
PostEdge – Electronic Delivery	$	*	**/document
Line Mode Data:
First ***M images per month	$	*	**
Next ***M images per month	$	*	**
Next ***M images per month	$	*	**
All images over ***M per month	$	*	**

***	Confidential treatment has been requested for the redacted portions. The Confidential Information redacted has been filed separately with the Securities and Exchange Commission.

B.	New Statement Pricing

Procurement of Materials for all the Services described below shall be based on the following:

Broadridge will supply the forms and envelopes and pass through the costs thereof to Client. Client will specify the paper stock and envelopes (“stock”), which will be used for the sole purpose of printing Client products. Broadridge shall be responsible for managing and maintaining sufficient stock inventory on its premises or vendor warehouses, for communicating inventory levels and reorder requirements to Client, and for coordinating delivery schedules with the vendors.

In the event Client chooses to use Client suppliers, Client shall give written notice to Broadridge( including notice to discontinue ordering stock). Client understands that Broadridge typically orders stock in quantities to cover *** use and must place order for such stock *** in advance of delivery. Client shall be responsible for payment of all unused stock in inventory, as well as destruction and/or removal costs. Materials provided by Client suppliers shall adhere to all equipment specifications used at Broadridge and agrees to provide “test” stock no less than 8 weeks prior to going into production. The stock to be used will be subject to sign-off approval by Broadridge.

Broadridge will notify Client of industry price increases that impact the cost of materials. Waste /Overage on stock charges resulting from issues solely under the control of Broadridge shall be capped at *** of print volume. Any waste stock resulting from the actions of Client or its stock vendors, due to such factors as poor stock quality, late shipments, short shipments, or any other event outside of Broadridge’s control, will not be subject to the *** waste cap.

1.	Statements

a.	Computer Processing

Base Charge	$	*	** per image

(charged for all images composed, both paper and electronic delivery)

b.	Printing

Image (customer copy, AE, Interested Party)

Monthly volume (statement image = 8 1⁄2 × 11 simplex image)	$	*	** per image

c.	Lettershop

Machine Cut, Trim, Match, Meter, Fold & Insert	$	*	** per envelope
Hand insertion	$	*	** per envelope
Additional Inserts	$	*	** per insert

***	Confidential treatment has been requested for the redacted portions. The Confidential Information redacted has been filed separately with the Securities and Exchange Commission.

d.	Miscellaneous Charges

Custom Programming	$***/hr
Electronic Forms Design	$***/hr
Clerical Special Handling/Packaging	$ ***/hr
Courier – (i.e. Fed Ex)	Client Responsibility
NCOA processing	$*** per record

e.	Materials

Preprint & Envelopes	At Quote

f.	Postage

Postage - Broadridge will charge back to client all applicable costs relating to postage

Presort/Manifesting	$	*	** per envelope
Full Service IMB processing	$	*	** per envelope

2.	Trade Confirmations, Tax Reporting and Letters

a.	Base Pricing

Process, print and machine insert, first image	$	*	** per envelope
Process, print and manual insert, first image	$	*	** per envelope
Additional Images, process and print	$	*	** per image
Additional Inserts	$	*	** per insert

b.	Materials

Preprint & Envelopes	At Quote

c.	Other Charges

Programming	$*** /per hour
Electronic Forms Design	$***/per hour
Courier – (i.e. Fed Ex)	Client Responsibility

***	Confidential treatment has been requested for the redacted portions. The Confidential Information redacted has been filed separately with the Securities and Exchange Commission.

d.	Postage

Same as Statements.

3.	Checks

a.	Base Pricing

Process, print and machine insert single check	$	*	** per check
Process, print and manually insert single check	$	*	** per check

b.	Materials

Preprint & Envelopes	At Quote

c.	Other Charges

Programming	$*** /per hour
Electronic Forms Design	$*** /per hour
Courier – (i.e. Fed Ex)	Client Responsibility

d.	Postage

Same as for Statements.